SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                                      [ x ]
Filed by a Party other than the Registrant                   [   ]
Check the appropriate box:
[x ]    Preliminary Proxy Statement
[  ]    Definitive Proxy Statement
[  ]    Definitive Additional Materials
[  ]    Soliciting  Material  Pursuant  to  Section   240.14a-11(c)  or  Section
        240.14a-12

                            PEASE OIL AND GAS COMPANY
                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                       N/A
      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x ]  No fee required.
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

          (1)  Title of each class of securities to which transaction applies:
               -----------------------------------------------------------------

          (2)  Aggregate number of securities to which transaction applies:
               -----------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
               -----------------------------------------------------------------

          (4)  Proposed maximum aggregate value of transaction:
               -----------------------------------------------------------------

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:
               -----------------------------------------------------------------

          (2)  Form, Schedule or Registration Statement No.:
               -----------------------------------------------------------------

          (3)  Filing Party:
               -----------------------------------------------------------------

          (4)  Date Filed:
               -----------------------------------------------------------------

                                                               PRELIMINARY COPY

                            PEASE OIL AND GAS COMPANY
                          751 Horizon Court, Suite 203
                         Grand Junction, Colorado 81506

                          ---------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on May 31, 1997

                          ---------------------------

To Our Stockholders:

     The Annual Meeting of Stockholders of Pease Oil and Gas Company, a Nevada corporation ("Company"), will be held at the Newport Beach Marriott Hotel & Tennis Club, 900 Newport Center Drive, Newport Beach, California 92660, on Saturday, May 31, 1997, at 9:00 a.m., Pacific Daylight Time, for the following purposes:

Matters to be Voted Upon by Holders of Common Stock

(1) The election of three Class A directors to serve on the Company's Board of Directors totaling eleven directors.

(2) To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 25 million to 50 million shares.

(3) Such other matters as may properly come before the meeting or any adjournment thereof.

Matters to be Voted Upon by Holders of Preferred Stock

(1) The election of two directors to represent the holders of Preferred Stock on the Company's Board of Directors totaling eleven directors.

(2) Such other matters as may properly come before the meeting or any adjournment thereof and which may properly be voted upon by the holders of Preferred Stock.

     Only stockholders of record at the close of business on April 28, 1997, are entitled to notice of and to vote at the meeting.

                                    BY ORDER OF THE BOARD OF DIRECTORS
                                    PATRICK J. DUNCAN
                                    Corporate Secretary

Grand Junction, Colorado
April 30, 1997
--------------------------------------------------------------------------------
SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. YOUR VOTE IS IMPORTANT. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED WHITE PROXY CARD (FOR HOLDERS OF COMMON STOCK) OR THE BLUE PROXY CARD (FOR HOLDERS OF PREFERRED STOCK) AND RETURN THE PROXY PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID, ADDRESSED ENVELOPE. IF YOU ARE A HOLDER OF SHARES OF BOTH COMMON STOCK AND PREFERRED STOCK, PLEASE COMPLETE AND RETURN BOTH CARDS. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                                                PRELIMINARY COPY

                            PEASE OIL AND GAS COMPANY
                          751 Horizon Court, Suite 203
                         Grand Junction, Colorado 81506

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                             To Be Held May 31, 1997

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of Pease Oil and Gas Company ("Company") for use at the Company's Annual Meeting of Stockholders to be held at 9:00 a.m. Pacific Daylight Time, at the Newport Beach Marriott Hotel & Tennis Club, 900 Newport Center Drive, Newport Beach, California 92660, on Saturday, May 31, 1997, and at any adjournment thereof. It is planned that this Proxy Statement and the accompanying Proxy will be mailed to the Company's stockholders on or about April 30, 1997.

     Any person signing and mailing the enclosed Proxy may revoke it at any time before it is voted by (i) giving written notice of the revocation to the Company's corporate secretary; (ii) voting in person at the Meeting; or (iii) voting again by submitting a new proxy card. Only the latest dated proxy card, including one which a person may vote in person at the Meeting, will count.

                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS
                      AND SECURITY OWNERSHIP OF MANAGEMENT

     All voting rights, except the special voting rights granted to the holders of Series A Cumulative Convertible Preferred Stock ("Preferred Stock"), are vested exclusively in the holders of the Company's $0.10 par value common stock ("Common Stock") with each share entitled to one vote. Holders of Common Stock are entitled to vote at the Meeting for the election of three Class A directors to the Company's Board of Directors; on the proposal to amend the Company's Certificate of Incorporation; and on other matters which may properly come before the Meeting.

     Holders of the Company's outstanding Preferred Stock are entitled to vote at the meeting to elect two directors to represent them on the Company's Board of Directors pursuant to the terms of the Certificate of Designation of the Series A Cumulative Convertible Preferred Stock ("Designation") and any other matters which may properly come before the Meeting upon which the holders of Preferred Stock may vote. Each share of Preferred Stock is entitled to one vote.

     Only stockholders of record at the close of business on April 28, 1997 (the "Record Date"), are entitled to notice of and to vote at the meeting or any adjournments thereof. On April 28, 1997, the Company had --------- shares of Common Stock and ------- shares of Preferred Stock outstanding. Cumulative voting in the election of directors is not permitted. Persons who hold both Common Stock and Preferred Stock should receive both a White Proxy card and a Blue Proxy card with the Proxy Statement.

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of the Record Date, by (i) each person who is known to the Company to own beneficially more than 5% of the outstanding Common Stock with the address of each such person, (ii) each of the Company's directors and officers, and (iii) all officers and directors as a group:

      Name and Address of
     Beneficial Owner or                                                     Amount and Nature of
  Name of Officer or Director                                               Beneficial Ownership(1)               Percent of Class
  ---------------------------                                               ----------------------                ----------------
Steve A. Antry
   901 Dove Street, Suite 230
   Newport Beach, CA 92660 .............................................        671,832 Shares (2)                       7.4%
James N. Burkhalter
   P.O. Box 60219
   Grand Junction, CO 81506 ............................................        165,710 Shares (3)                       2.0%
Patrick J. Duncan
   P.O. Box 60219
   Grand Junction, CO 81506 ............................................        170,625 Shares (4)                       2.0%
Richard A. Houlihan
   650 Town Center Drive, Suite 550
   Costa Mesa, CA 92625 ................................................        288,983 Shares (5)                       3.4%
Homer C. Osborne
   1200 Preston Road #900
   Dallas, TX 75230 ....................................................         49,407 Shares (6)                       0.6%
 Willard H. Pease, Jr.
   P.O. Box 60219
   Grand Junction, CO 81506 ............................................        786,139 Shares (7)                       9.2%
James C. Ruane
   5010 Market St.
   San Diego, CA 92102 .................................................        281,838 Shares (8)                       3.3%
Leroy W. Smith
   P.O. Box 10040
   Santa Ana, CA 92711-0040 ............................................        181,280 Shares (9)                       1.8%
Robert V. Timlin
   1989 South Balsam
   Lakewood, CO 80277 ..................................................         63,490 Shares (10)                      0.8%
Clemons F. Walker
   748 Rising Star Drive
   Henderson, NV 89104 .................................................        362,763 Shares (11)                      4.2%
William F. Warnick
   2022 Broadway
   Lubbock, TX 79401 ...................................................         84,193 Shares (12)                      1.0%
  All Officers and Directors as a
  group (eleven persons) ...............................................      3,106,260 Shares (13)                     29.8%

----------------------

(1) Beneficial owners listed have sole voting and investment power with respect to the shares unless otherwise indicated.

(2) Includes 2,680 shares that are owned directly by Mr. Antry, 7,500 shares underlying options that become exercisable on July 27, 1997, 61,137 shares underlying presently exercisable warrants, 515 shares underlying convertible Preferred Stock and 600,000 shares underlying presently exercisable warrants that are held by Mr. Antry's wife.

(3) Includes 15,710 shares owned directly by Mr. Burkhalter, 115,000 shares underlying presently exercisable options, and 35,000 shares underlying options that become exercisable on July 27, 1997.

(4) Includes 20,625 shares owned directly by Mr. Duncan, 105,000 shares underlying presently exercisable options, and 45,000 shares underlying options that become exercisable on July 27, 1997.

(5) Includes 151,150 shares owned directly by Mr. Houlihan, 7,500 shares underlying options that become exercisable on July 27, 1997, 97,500 shares underlying presently exercisable options, 8,333 shares underlying a convertible debenture, and 24,500 shares owned by a trust that Mr. Houlihan has sole voting and investment power.

(6) Includes 6,607 shares owned directly by Mr. Osborne, 35,300 shares underlying presently exercisable options, and 7,500 shares underlying options that become exercisable on July 27, 1997.

(7) Includes 121,173 shares that are owned directly by Mr. Pease, 364,966 shares are owned by entities affiliated with Mr. Pease over which shares Mr. Pease has sole voting and investment power, 148,500 shares underlying presently exercisable options, 50,000 shares underlying options that become exercisable on July 24, 1997, and 101,500 shares underlying presently exercisable warrants.

(8) Includes 107,528 shares owned directly by Mr. Ruane, 4,560 shares held by Mr. Ruane as trustee for two trusts, over which shares Mr. Ruane may be deemed to have shared voting and investment power, 12,500 shares underlying presently exercisable warrants, 70,000 shares underlying presently exercisable options, and 7,500 shares underlying options that become exercisable on July 27, 1997.

(9) Includes 1,280 shares owned directly by Mr. Smith, 10,000 shares, 100,000 shares underlying presently exercisable warrants, and 22,500 shares underlying convertible Preferred Stock owned by trusts of which Mr. Smith is the Trustee and of which he is therefore deemed to have beneficial ownership, 5,000 shares owned by his wife, 10,000 shares underlying presently exercisable options, 7,500 shares underlying options that become exercisable on July 27, 1997, 12,500 shares underlying convertible Preferred Stock owned directly by Mr. Smith; and 12,500 shares underlying convertible Preferred Stock held by his wife.

(10) Includes  5,990  shares  owned  directly  by  Mr.  Timlin,   26,693  shares
     underlying presently exercisable options, and 7,500 shares underlying options that become exercisable on July 27, 1997.

(11) Includes 142,062 shares owned directly by Mr. Walker, 212,686 shares underlying presently exercisable warrants, 7,500 shares underlying options that become exercisable on July 27, 1997, and 515 shares underlying convertible Preferred Stock.

(12) Includes 26,693 shares owned directly by Mr. Warnick, 50,000 shares underlying presently exercisable options, and 7,500 shares underlying options that become exercisable on July 27, 1997.

(13) Includes 583,800 shares underlying presently exercisable options, 190,000 shares underlying options that become exercisable on July 27, 1997, 1,185,073 shares underlying presently exercisable warrants, 48,530 shares underlying convertible Preferred Stock, and 8,333 shares underlying a convertible debenture.

     The following table sets forth certain information regarding the ownership of the Company's Preferred Stock by (i) each person who is known to the Company to own beneficially more than five percent (5%) of the outstanding Preferred Stock with the address of each such person, (ii) each of the Company's officers and directors, and (iii) all officers and directors as a group.


Name and Address of                                          Amount and Nature of            Percent
Beneficial Owner                                             Beneficial Ownership            of Class
--------------------                                         --------------------            --------
Steve Antry..........................................                 100                         %
901 Dove Drive, Suite 230                                                                      ---
Newport Beach, CA 92660

Leroy W. Smith.......................................               7,600(1)                      %
P.O. Box 10040                                                                                 ---
Santa Ana, CA 92711-0040

Clemons F. Walker....................................                 100                         %
748 Rising Star Drive                                                                          ---
Henderson, NV 89104

All Officers and Directors as a group................               7,800                         %
(eleven persons)                                                                               ---
-------------------

(1) Includes 3,600 owned by trusts of which Mr. Smith is the Trustee and of which he is therefore deemed to have beneficial ownership, 2,000 owned directly by Mr. Smith and 2,000 shares held by his wife.

                         ACTIONS TO BE TAKEN AT MEETING

     The meeting is called by the Board of Directors to consider and act upon the following matters:

Action To Be Taken By The Holders of Common Stock

     (1) The election of three Class A directors to serve on the Board of Directors for a three year term;

     (2) To consider and vote upon a proposal to amend the Company Certificate of Incorporation to increase the number of authorized shares of Common Stock from 25 million to 50 million shares.

     (3) Such other matters as may properly come before the meeting or any adjournment thereof.

     To vote on these matters, please mark, sign and date the WHITE Proxy and return it in the enclosed envelope.

Action To Be Taken By The Holders of Preferred Stock

     (1) The election of two additional directors to represent the holders of Preferred Stock of the Company on the Company's Board of Directors;

     (2) Such other matters as may properly come before the meeting or any adjournment thereof and which may properly be voted on by the holders of Preferred Stock.

     To vote on these matters, please mark, sign and date the BLUE Proxy and return it in the enclosed envelope. If you hold both Common and Preferred Stock, please return BOTH proxies in the enclosed envelopes.

     The holders of a majority of the outstanding shares of the Company, including both Common Stock and Preferred Stock taken together, present at the meeting in person or represented by proxy, shall constitute a quorum. Directors shall be elected by a plurality of the vote with respect to each class of stock voting, i.e., the candidates for each class of stock receiving the highest number of votes cast in favor of their election will be elected to the Board of Directors, assuming a quorum is present. Where brokers have not received any instruction from their clients on how to vote on a particular proposal, brokers are permitted to vote on routine proposals but not on non-routine matters. The absence of votes on non-routine matters are "broker non-votes." Abstentions and broker non-votes will be counted as present for purposes of establishing a quorum, but will have no effect on the election of directors. Abstentions and broker non-votes on proposals other than the election of directors will be counted as present for purposes of establishing a quorum AND will have the effect of a vote against the proposals. There are no dissenters' rights applicable to the election of directors or for the proposal to amend the Certificate of Incorporation.

     MATTERS TO BE VOTED ON BY STOCKHOLDERS ARE SET FORTH BELOW. EACH PROPOSAL IS MARKED TO INDICATE WHICH CLASS OF STOCKHOLDERS IS ENTITLED TO VOTE ON THE PROPOSAL. PLEASE REVIEW EACH PROPOSAL CAREFULLY TO DETERMINE WHICH PROPOSALS REQUIRE THE VOTE OF THE HOLDERS OF COMMON STOCK AND WHICH PROPOSALS REQUIRE THE VOTE OF THE HOLDERS OF PREFERRED STOCK.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

     The number of directors on the Company's Board of Directors has been established by the Bylaws of the Company and by resolution of the Board of Directors as eleven directors, including three directors in each of classes A, B and C elected by the holders of Common Stock and two directors elected by the holders Preferred Stock. The number of directors on the Board will be eleven following the Meeting. Accordingly, holders of both Common and Preferred Stock will elect directors at this Meeting. With respect to the three classes of directors elected by the holders of Common Stock, the terms of the Class A directors expire at this annual meeting, the terms of the Class B directors expire in 1998 and the terms of the Class C directors expire in 1999. Each director is elected for a term of three years, with the result that each year the holders of Common Stock will elect one class of directors. Directors elected by the holders of Preferred Stock will serve a term as set forth below. See "Directors--Preferred Stock."

Directors--Common Stock

     Unless otherwise directed, the persons named as Proxies on the WHITE enclosed form of Proxy will vote the shares of Common Stock represented by such Proxy FOR the election of the three persons named below nominated by the Board of Directors. If, at the time of the meeting, any of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the Proxy will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion. The Class A directors will hold office until the annual meeting of stockholders to be held in 1999. The nominees for directors, each of whom has consented to serve if elected, are as follows:


                            Director
Name of Nominee              Since         Age    Principal Occupation for Last Five Years
---------------             --------       ---    ----------------------------------------

Robert V. Timlin              1981          66    Mr. Timlin  has  been  self-employed  as  a  consulting
  (Class A Director)                              petroleum  engineer  since  1989.  Mr.  Timlin has been
                                                  involved in the oil and gas  industry for over 30 years
                                                  and has served in a  managerial  capacity  with several
                                                  companies,  including HMT  Management  Inc., an oil and
                                                  gas  management  firm,  from 1983 to 1988;  T&M  Casing
                                                  Service,  Inc., from 1975 to 1983; Dowell Studer, Inc.,
                                                  and  Husky  Oil  Company.   Mr.   Timlin   received  an
                                                  Associates Degree in petroleum engineering in 1957.

James N. Burkhalter           1993          61    Mr. Burkhalter  has been  Vice President of Engineering
  (Class A Director)                              and  Production  of  the  Company  since  1993,  and is
                                                  responsible for the Company's engineering,  production,
                                                  regulatory compliance, and gas plant operations.  Prior
                                                  to joining  the Company  Mr.  Burkhalter  was owner and
                                                  president of  Burkhalter  Engineering,  an  engineering
                                                  firm which he formed in 1975.  Mr.  Burkhalter has been
                                                  Chairman  of the  Colorado  Board of  Registration  for
                                                  Professional  Engineers  and  Surveyors,  serving eight
                                                  years.  From  1959 to 1975 Mr.  Burkhalter  worked  for
                                                  Amoco and Rocky  Mountain  Natural  Gas as a  petroleum
                                                  engineer.  Mr.  Burkhalter  received  a B.S.  degree in
                                                  petroleum  engineering in 1959 from the Colorado School
                                                  of Mines.

Patrick J. Duncan             1995          34    Mr. Duncan has been the  Chief Financial Officer of the
 (Class A Director)                               Company since September,  1994, the Company's Corporate
                                                  Secretary since April 1995 and the Company's  Treasurer
                                                  since March 1996. Mr. Duncan is responsible for all the
                                                  financial,  accounting and administrative reporting and
                                                  compliance  required by his individual job titles.  Mr.
                                                  Duncan was an Audit Manager with HEIN + ASSOCIATES LLP,
                                                  Certified Public  Accountants,  from 1991 until joining
                                                  the Company as the Company's  Controller in April 1994.
                                                  From  1988  until  1991,   Mr.   Duncan  was  an  Audit
                                                  Supervisor  with  Coopers & Lybrand,  Certified  Public
                                                  Accountants. Mr. Duncan received a B.S. degree from the
                                                  University of Wyoming in 1985.

     THE BOARD OF DIRECTORS  RECOMMENDS A VOTE IN FAVOR OF ELECTION OF THE THREE
(3) NOMINEES LISTED ABOVE. PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY TO VOTE FOR YOUR CHOICE OF NOMINEES. ONLY YOUR LATEST DATED PROXY COUNTS.

Directors--Preferred Stock

     The shares of Preferred Stock normally have no voting rights except those required by law or as set forth in the Certificate filed by the Company with respect to the rights and preferences of the Preferred Stock.

     Section 4.2 of the Certificate provides that whenever dividends from the Preferred Stock have not been paid in an amount equal to at least six quarterly dividends, the holders of the Preferred Stock shall have the right to elect two additional directors to the Company's Board of Directors. Because the Company has not paid the last ten quarterly dividends on the Preferred Stock, the holders of Preferred Stock have the right to elect two directors to the Company's Board of Directors.

     The persons nominated by the Board of Directors to be elected by the holders of Preferred Stock, are identified below. Each person to be nominated has consented to serve if elected, and both nominees were nominated and elected as directors by holders of Preferred Stock at the Company's Annual Meeting of Stockholders held in August 1996. Holders of outstanding Preferred Stock may also nominate other persons for service as directors of the Company at the Annual Meeting of Stockholders. Two directors will be elected. The holders of shares of Common Stock will not vote on the following nominees.


Name of Nominee            Age    Principal Occupation for Last Five Years
---------------            ---    ----------------------------------------

Steve Antry                 41    Mr.  Antry is founder  and  president  of Beta  Capital
                                  Group,  Inc.,  a financial  consulting  firm located in
                                  Newport Beach, California. Beta specializes in advising
                                  emerging oil and gas  exploration  companies  that have
                                  both  capital  needs and market  support  requirements.
                                  Prior  to  forming  Beta  in  1992,  Mr.  Antry  was an
                                  executive officer of Benton Oil & Gas Company from 1989
                                  to 1992 and a  Marketing  Director  for Swift  Energy's
                                  income  funds  from 1987 to 1989.  Mr.  Antry is also a
                                  registered representative with Signal Securities, Inc.,
                                  a registered  broker/dealer,  and has B.B.A. and M.B.A.
                                  degrees from Texas Christian University.

LeRoy Smith                  68   Mr. Smith was president and owner of Doctors' Financial
                                  Management  Co.,  Inc.  from  1956  through  1994  with
                                  offices in Burbank  and Santa  Ana,  California,  which
                                  provided  accounting and business  management  services
                                  for professionals. Since retiring in 1994 Mr. Smith has
                                  served as trustee and managed three  retirement  trusts
                                  with total market value of approximately  $5.5 million.
                                  Mr. Smith is also an Enrolled Agent before the Internal
                                  Revenue Service.

     If no direction is given on the Proxy with respect to voting for the Preferred Stock nominees for director, the persons named as proxies on the BLUE Proxy card will vote the shares represented by such Proxy FOR the two persons nominated and identified above. Directors will be elected by a plurality, i.e., the two persons receiving the most votes will be elected without regard to any abstentions. If, at the time of the Meeting, any of these nominees shall become unavailable for any reason and there are less than two nominees, which event is not expected to occur, the persons entitled to vote the Proxy will vote any proxies so marked for the remaining nominee and any other person nominated by holders of Preferred Stock, if any. The Certificate provides that the Board of Directors may then appoint a director to fill any vacancy which may occur. The directors elected or appointed will hold office until all past dividends have been paid, or until re-elected or replaced at the next annual meeting of the Company's stockholders, and at each annual meeting thereafter, until their successors have been elected and qualified or until the past due dividends on the Preferred Stock have been paid.

     THE BOARD OF DIRECTORS MAKES NO RECOMMENDATION IN FAVOR OR AGAINST THE ELECTION OF THE NOMINEES LISTED ABOVE. PLEASE VOTE FOR UP TO TWO NOMINEES BY MARKING, SIGNING, AND DATING THE ENCLOSED BLUE PROXY TO VOTE FOR YOUR CHOICE OF NOMINEES. ONLY YOUR LATEST DATED PROXY COUNTS.

     Information concerning the other directors of the Company whose terms extend beyond this Meeting is as follows.

                              Director
Name                           Since        Age    Principal Occupation for Last Five Years
----                          --------      ---    ----------------------------------------
James C. Ruane                  1980         63    Mr.  Ruane  has  owned  and  operated Goodall's Charter
  (Class B Director)                               Bus   Service,   Inc.,   a  bus   chartering   business
                                                   representing  Grey  Line in the San Diego  area,  since
                                                   1958.  Mr.  Ruane has been an oil and gas  investor for
                                                   over 20 years.

Homer C. Osborne                1994         68    Mr. Osborne  was  an  officer  and  director of Garrett
  (Class B Director)                               Computing  System,  Inc., a petroleum  engineering  and
                                                   computing  firm, from 1967 until 1976, at which time he
                                                   organized   Osborne  Oil  Company  as  a   wholly-owned
                                                   subsidiary  of  Garrett  Computing  Systems,  Inc.  Mr.
                                                   Osborne has operated  Osborne Oil Company as a separate
                                                   entity since 1976.

Richard A. Houlihan             1996         57    Mr. Houlihan  is a  Certified Public Accountant, Senior
 (Class B Director)                                Member of the  American  Society  of  Appraisers  and a
                                                   Certified  General Appraiser in Nevada and Utah. He has
                                                   been a principal of Houlihan  Valuation  Advisors since
                                                   1986,  Mr.  Houlihan  also was founder and president of
                                                   Solitude Ski Resort, founder and president of Houlihan,
                                                   Lokey,  Howard  &  Zukin,  Inc.,  one  of  the  largest
                                                   business  valuation  firms in the  United  States,  was
                                                   financial  vice president of  Carr-Sigoloff  Industries
                                                   Corporation  specializing in mergers and  acquisitions,
                                                   and  MAS   Manager  at  Price   Waterhouse   &  Company
                                                   Management  Advisory Services.  Mr. Houlihan has a B.S.
                                                   degree  from  Brigham  Young  University  and a  M.V.S.
                                                   degree from Lindenwood College.



                                                        -8-


                              Director
Name                           Since        Age    Principal Occupation for Last Five Years
----                          --------      ---    ----------------------------------------

Willard H. Pease, Jr.           1988         37    Mr.  Pease  has  been  President  and  Chief  Executive
  (Class C Director)                               Officer  of the  Company  since  1990.  Mr.  Pease  was
                                                   Executive Vice President and Chief Operating Officer of
                                                   the Company from 1983 to 1990. Mr. Pease is responsible
                                                   for  the  Company's  corporate  finance,  managing  the
                                                   day-to-day operations of the Company and is principally
                                                   responsible  for the Company's oil and gas  exploration
                                                   and production activities.  Mr. Pease has worked in the
                                                   oil  field  business  for  over  17  years.  Mr.  Pease
                                                   received a B.A.  degree in management  with  additional
                                                   educational focuses in geology in 1983.

William F. Warnick              1988         50    Mr. Warnick has  been a practicing attorney in Lubbock,
  (Class C Director)                               Texas  since  1971.  Mr.  Warnick  serves  as the Texas
                                                   Attorney General's  appointee to the Texas School Board
                                                   Land Commission and is a member of the American, Texas,
                                                   and  Lubbock  Bar  Associations.  He is an oil  and gas
                                                   investor and has served in various management positions
                                                   of  private  independent  oil  and gas  companies.  Mr.
                                                   Warnick  received a B.A.  degree in finance  and a J.D.
                                                   degree in 1971.

Clemons F. Walker               1996         58    Mr. Walker has been an independent financial consultant
  (Class C Director)                               since August of 1996.  Prior to that he was employed as
                                                   an investment banker and stockbroker.  Between 1978 and
                                                   August 1995 Mr.  Walker  worked for Wilson Davis in Las
                                                   Vegas, Nevada when Presidential Brokerage purchased the
                                                   Wilson  Davis  office in Las Vegas and he  continued to
                                                   work for the  surviving  entity  until  August of 1996.
                                                   Since  1978 Mr.  Walker  has  focused  his  efforts  in
                                                   investment  banking by supporting  small-cap  companies
                                                   through  assistance  in  private   placements,   public
                                                   offerings and other capital raising efforts. During his
                                                   career, Mr. Walker has organized, advised, facilitated,
                                                   sold and  participated  in  numerous  debt  and  equity
                                                   transactions  (both public and private) in a variety of
                                                   industries,  including  the oil and gas  industry.  Mr.
                                                   Walker  has a  bachelor  of  arts  degree  in  Business
                                                   Administration  from Brigham  Young  University  with a
                                                   concentration in Finance.

     The Company's Board of Directors held nine meetings during 1996. Four meetings were held by unanimous written consent signed by all directors without an actual meeting and five were actual meetings at which all directors were present except Messrs. Houlihan, Osborne and Timlin, who were not present at one meeting each.

     The Company has an audit committee, consisting of Patrick J. Duncan, Willard H. Pease, Jr. and Richard A. Houlihan, which met once 1996. The functions of the audit committee are to review financial statements, meet with the Company's independent auditors and address accounting matters or questions raised by the auditors.

     The Company has a compensation committee consisting of James C. Ruane, Homer C. Osborne and William F. Warnick, which met once in 1996 at which meeting all members were present. The functions of the compensation committee are to review compensation of officers and employees and administer and award options under all stock option plans of the Company.

                               EXECUTIVE OFFICERS

     Messrs. Pease, Burkhalter and Duncan are the executive officers of the Company. The executive officers of the Company are elected annually at the first meeting of the Company's Board of Directors held after each annual meeting of stockholders. Each executive officer of the Company holds office until his successor is duly elected and qualified, his death or resignation or his removal in the manner provided by the Company's Bylaws.

     There are no family relationships between any of the directors or executive officers.

     There was no arrangement or understanding between any executive officer and any other person pursuant to which any person was selected as an executive officer.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     The following disclosure is based solely upon a review of the Forms 3 and 4 and any amendments thereto furnished to the Company during the Company's fiscal year ended December 31, 1996, and Forms 5 and amendments thereto furnished to the Company with respect to such fiscal year, or written representations that no Forms 5 were required to be filed by such persons. Based on this review the following persons who were directors, officers and beneficial owners of more than 10% of the Company's outstanding Common Stock during such fiscal year filed late reports on Forms 3 and 4.

     James C. Ruane filed one late report on Form 4 reporting one transaction. LeRoy W. Smith filed one late report on Form 4 reporting two transactions.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The Summary Compensation Table shows certain compensation information for services rendered in all capacities during each of the last three fiscal years by the Chief Executive Officer. No executive officer received salary and bonus in excess of $100,000 in 1996. The following information for the Chief Executive Officer includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

                           SUMMARY COMPENSATION TABLE


                                                   Annual Compensation                      Long Term Compensation Awards
                                  ----------------------------------------------------     -------------------------------
                                                                             Other
                                                                             Annual
                                                                             Compensa-     Restricted        Securities
Name and Principal                               Salary          Bonus       tion             Stock          Underlying
Position at 12/31/96              Year            ($)            ($)           ($)            Awards       Options/SARs(#)
--------------------              ----          ---------      --------      ---------     ------------    ---------------

Willard H. Pease, Jr..........    1996         $78,530(1)       $5,000(3)     $101,250(2)      None            110,400
     President and Chief          1995         $75,240(1)        None          None            None            139,600
     Executive Officer            1994         $75,240(1)        None          None            None             None

----------------------------

     (1) Includes $240 contributed by the Company to a qualified 401(k) retirement plan.

     (2) At December 31, 1995 the Company owed $60,000 to Willard H. Pease, Jr., the Company's President and CEO. This loan was unsecured, bore interest at 8% per annum and was originally cue on January 31, 1996. On March 9, 1996 the Board of Directors agreed to change the terms of the note to allow the note to be convertible into the Company's common stock at $1.00 per share, the then current market rate, in exchange for a one-year extension on the note. On December 16, 1996 Mr. Pease elected to convert the note in its entirety, the note was canceled and Mr. Pease was issued 60,000 shares of the Company's restricted common stock. The $101,250 shown as other annual compensation represents the difference between the closing sales price as reported by NASDAQ on December 16, 1996 and the conversion price of $1.00 per share. No additional amounts have been shown as Other Annual Compensation because the aggregate incremental cost to the Company of personal benefits provided to Mr. Pease did not exceed the lesser of $50,000 or 10% of his annual salary in any given year.

     (3) On March 9, 1996 the Board of Directors granted Mr. Pease 5,000 shares of the Company's common stock for prior services. The shares were valued at $5,000 or $1.00 per share which represented the market price of the Company's common stock on the date of grant. The shares are fully vested.

Option Grants in the Last Fiscal Year

     Set forth below is information relating to grants of stock options to the Chief Executive Officer pursuant to the Company's Stock Option Plans during the fiscal year ended December 31, 1996

                                                                       Individual Grants
                                                     --------------------------------------------------
                                   Number of           % of Total
                                   Securities         Options/SARs
                                   Underlying          Granted to
                                    Options/          Employees in      Exercise or Base      Expiration
Name                             SARs Granted(#)      Fiscal Year        Price ($/Sh)            Date
----                             --------------       ------------      ----------------      ----------

Willard H. Pease, Jr..........    110,400(1)             33.9%            $   1.00(3)          03/08/01
     President and Chief           60,000(2)             18.4%            $   1.00(3)          01/31/97
     Executive Officer
------------------------

(1) Consists of 8,900 shares underlying options issued under one of the Company's qualified stock option plans and 101,500 shares underlying warrants to purchase common stock. All these Options and Warrants became exercisable on September 8, 1996.
(2) At December 31, 1995 the Company owed $60,000 to Willard H. Pease, Jr., the Company's President and CEO. This loan was unsecured, bore interest at 8% per annum and was originally due on January 31, 1996. On March 9, 1996 the Board of Directors agreed to change the terms of the note to allow the note to be convertible into the Company's common stock at $1.00 per share, the then current market price, in exchange for a one-year extension on the note. On December 16, 1996 Mr. Pease elected to convert the note in its entirety, the note was canceled and Mr. Pease was issued 60,000 shares of the Company's restricted common stock. The $101,250 shown as other annual compensation represents the difference between the closing sales price as reported by NASDAQ on December 16, 1996 and the conversion price of $1.00 per share.
(3) The exercise price listed above was 100% of the market price of the Common Stock on the date the options, warrants or convertible notes were granted or approved by the Company's Board of Directors.

Aggregated  Option  Exercises  in Last  Fiscal Year and Fiscal  Year-End  Option
Values

     Set forth below is information with respect to the unexercised options to purchase the Company's Common Stock held by Willard H. Pease, Jr. at December 31, 1996. No options were exercised during fiscal 1996.


                                                                              Number of
                                                                              Securities            Value of
                                                                              Underlying           Unexercised
                                                                             Unexercised          In-the-Money
                                                                             Options/SARs         Options/SARs
                                                                             at FY-End(#)         at FY-End($)
                                    Shares Acquired     Value Realized       Exercisable/         Exercisable/
Name                                on Exercisae(#)           ($)           Unexercisable         Unexercisable
----                               ---------------           -----          -------------         -------------
Willard H. Pease, Jr..............      60,000(1)         $101,250(1)         250,000/-0-        $544,557/-0-(2)
    President and Chief
    Executive Officer
----------------------

(1) On December 16, 1996, Mr. Pease converted a $60,000 promissory note into 60,000 shares of the Company's common stock pursuant to the terms of the underlying promissory note. The $101,250 shown as other annual compensation represents the difference between the closing sales price as reported by NASDAQ on December 16, 1996 and the conversion price of $1.00 per share.
(2) The value of the unexercised In-the-Money Options 1996 was determined by multiplying the number of unexercised options by the closing sales of the Company's common stock on December 31,1996 as reported by NASDAQ and from that total, subtracting the total exercise price.

Employment Contract with President

     The Company has entered into an employment agreement with Willard Pease, Jr., the Company's President and Chief Executive Officer and a director. The employment agreement was entered into in 1993 and may be terminated by the Company without cause on 30 days notice provided the Company continues to pay the salary of Mr. Pease for 36 months. The salary must be paid in a lump sum if the termination occurs after a change in control of the Company as defined in the employment agreement. Mr. Pease may terminate the employment agreement on 90 days written notice. The salary of Mr. Pease under the employment agreement was increased to a base of $95,000 per year effective October 1, 1996.

Compensation of Directors

     Directors who are employees do not receive additional compensation for service as directors. Other directors each receive a $1,000 annual retainer fee, $750 per meeting attended and $100 per meeting conducted via telephone conference. Directors may elect to receive the compensation either in cash or stock. All the compensation paid to the outside directors in 1995 and 1996 was in the form of stock.

                              CERTAIN TRANSACTIONS

     From time to time, various officers and directors of the Company and their affiliates have participated in the drilling of oil and gas wells which were drilled and operated by the Company. All such persons and entities have taken working interests in the wells and have paid the drilling, completion and related costs of the wells on the same basis as the Company and all other working interest owners. On occasions of such participation the Company retained the maximum interest in the well that it could justify, given its cash availability and the risk involved.

     In August 1996, Richard A. Houlihan, a director of the Company purchased a $25,000 10% collateralized debenture that included warrants to purchase 25,000 shares of Common Stock at $1.25 per share in a private placement on the same terms as nonaffiliated purchasers in the placement.

     At December 31, 1996 the Company owed certain affiliates of Willard H. Pease, Jr. $116,719 principal, plus $31,398 in accrued interest, for oil and gas revenue attributable to interests in wells operated by the Company that are owned by the individuals and related entities. Of the principal amount, $2,877 was incurred in 1994, $4,603 was incurred in 1993, $20,992 was incurred in 1992, $85,518 was incurred in 1991 and $2,729 was incurred in 1990.

     At December 31, 1995 the Company owed $60,000 to Willard H. Pease, Jr., the Company's President and CEO. This loan was unsecured, with interest at 8% per annum and was originally due in January 1996. In March 1996 the Board of Directors agreed to change the terms of the note to allow the note to be convertible into the Company's common stock at $1.00 per share, the then current market price, in exchange for a one-year extension of the note. In December 1996 Mr. Pease elected to convert the note in its entirety, the note was canceled and Mr. Pease was issued 60,000 shares of the Company's restricted common stock.

     Until June 1993, Willard H. Pease, Jr. owned an oil well servicing business, Grand Junction Well Services, Inc. ("GJWS"), which operated a workover and completion rig. In June 1993, the Company acquired GJWS from Mr. Pease by merging GJWS into a newly-formed subsidiary of the Company. In the merger, the Company issued Mr. Pease 46,667 shares of Common Stock and the Company's 6% secured convertible promissory note in the principal amount of $175,000, for a total value of $350,000, which was the estimated fair market value of the GJWS assets and business. The note was originally payable in three annual principal installments of $45,000 on October 1, 1994, $65,000 on April 1, 1995 and $65,000
on April 1, 1996. The October 1, 1994 principal payment of $45,000 was paid and the remaining installments were extended to October 1, 1997 and October 1, 1998, respectively. The unpaid principal portion of $130,000 is convertible at the election of Mr. Pease into Common Stock at $5.00 per share. The transaction was approved unanimously by the disinterested directors of the Company.

     In March 1996 the Company entered into a three-year consulting agreement with Beta Capital Group, Inc. ("Beta"). Beta's president, Steve Antry, has been a director of the Company since August 1996. The consulting agreement with Beta provides for minimum monthly cash payments of $17,500 plus reimbursement for out-of-pocket expenses. The Company also agreed to pay Beta additional fees from any warrants that are exercised during the term of the agreement. The amount of these additional fees are defined in the agreement. During 1996 the Company paid Beta, or its agents, a total of $424,706 under the terms of the agreement. The total amount paid consisted of: a.) $162,500 in monthly consulting fees; b.) $94,700 for the reimbursement of out-of-pocket expenses; c.) $163,000 for fees related to funds generated from private placements; and d.) $4,506 for fees related to funds generated from the exercise of warrants. In addition to the cash compensation, the Company granted Beta warrants to purchase 1.0 million shares of the Company's common stock for $.75 per share. As allowed under the terms of the agreement, Beta subsequently assigned 400,000 of those warrants to other parties, including 100,000 warrants assigned to Richard Houlihan, a director of the Company. All these warrants expire in April 2001.

     All existing loans or similar advances to, and transactions with, officers and their affiliates were approved or ratified by the independent and disinterested directors. Any future material transactions with officers, directors and owners of 5% or more of the Company's outstanding Common Stock or any affiliate of any such person shall be on terms no less favorable to the Company than could be obtained from independent unaffiliated third parties and must be approved by a majority of the independent disinterested directors.

                                  PROPOSAL TWO

               PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION
                 TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED
                   COMMON STOCK FROM 25 MILLION TO 50 MILLION

To be Voted on by Holders of Common Stock Only

     The Board of Directors of the Company has adopted a resolution approving an Amendment to the Certificate of Incorporation of the Company which will increase the number of shares of the Company's $0.10 par value Common Stock which the Company is authorized to issue from 25,000,000 to 50,000,000 shares, without changing the number of authorized shares of Preferred Stock and recommending to the stockholders the adoption of the following resolution amending the Certificate of Incorporation. The Amendment to the Company's Certificate of Incorporation will become effective upon approval by the holders of a majority of the shares of Common Stock outstanding on the Record Date and the filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of Nevada which is expected to occur immediately after the meeting of stockholders.

     The Board of Directors recommends that the holders of Common Stock adopt the following resolution:

          RESOLVED, that Article IV of the Articles of Incorporation of Pease Oil and Gas Company shall be amended to increase the number of authorized shares of $0.10 par value Common Stock that the Company is authorized to issue to 50,000,000 shares such that after such amendment, the first paragraph of Article IV of the Certificate of Incorporation shall read and provide as follows:

               "Article IV. The aggregate number of shares that the Corporation shall have authority to issue is 52,000,000, of which 50,000,000 shares shall be common stock, $0.10 par value ("Common Stock"), and 2,000,000 shall be preferred stock, $0.10 par value ("Preferred Stock"). Each share of Common Stock and Preferred Stock of the Corporation shall be nonassessable. The stockholders shall not possess cumulative voting rights in voting for directors. The designations, preferences, limitations and relative rights of shares of each class are as follows:" [No changes to the other provisions of Article IV shall be adopted].

     Of the 25 million shares of Common Stock (presently authorized for issuance under the Company's Certificate of Incorporation), approximately 20.2 million are issued and outstanding or reserved for issuance upon exercise of outstanding options and warrants or upon conversion of outstanding Preferred Stock or convertible debentures. Management of the Company believes that it is important for the Company to have a sufficient reserve of shares of Common Stock available for the future needs of the Company and that approximately 4.8 million shares presently available is not sufficient. During the last two fiscal years and through the Record Date, the Company has issued or committed for issuance, approximately $10 million shares of its Common Stock in connection with capital-raising and related activities. Increasing the number of authorized shares of Common Stock will facilitate acquisition of other businesses or companies or properties and make shares available for other proper corporate purposes, including future issuances of Common Stock in public or private financings, payment of stock dividends, or upon subdivision of outstanding shares through stock splits, or upon conversion of, or exercise of, any convertible securities, options, warrants or rights which may hereafter be issued in one or more acquisitions or other transaction.

     At the present time, there are no agreements, arrangements, commitments or understandings with respect to the issuance of additional shares of Common Stock involving acquisitions of companies or properties, although part of the Company's strategic plan is to acquire additional oil and gas reserves and the Company periodically engages in discussions with third parties about the acquisition of oil and gas properties or companies and such discussions may involve discussions about the issuance of Company Common Stock. The Company does intend to issue additional shares of its Common Stock in one or more private placements during 1997 and may consider other securities offerings as well, although no specific determination has been made as to the number of shares which might be offered or sold. Likewise, there is no present intent to issue shares in stock dividends, stock splits or other issuances not described in this Proxy Statement. Having additional authorized shares of Common Stock available for issuance in the future will give the Company greater flexibility and may result in future acquisitions or issuances of Common Stock being effected without stockholder approval. Issuance of such shares could dilute the interest of existing stockholders in the Company. Assuming the Amendment to the Certificate of Incorporation is approved by holders of Common Stock and becomes effective, issuances of Common Stock in the future will be subject to the approval of the Board of Directors.

     The approval of the proposal to amend the Certificate of Incorporation of the Company and authorize additional shares of Common Stock requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. Holders of Preferred Stock do not vote on the proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION.

                              INDEPENDENT AUDITORS

     Representatives of HEIN + ASSOCIATES LLP, the Company's principal accountants, are expected to be available at the Meeting either in person or using electronic or telephone conference facilities and will have an opportunity to make a statement if they desire and are expected to be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

     Stockholder proposals for inclusion in the Company's proxy materials relating to the next annual meeting of stockholders must be received by the Company on or before January 1, 1998.

                             SOLICITATION OF PROXIES

     The cost of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to stockholders, will be borne by the Company. Solicitations will be made only by use of the mails, except that if necessary to obtain a quorum, officers and regular employees of the Company may make solicitations of proxies by telephone or electronic facsimile or by personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Company's shares held of record by such persons and the Company will reimburse them for reasonable charges and expenses in this connection.

                                 OTHER BUSINESS

     The Company's Board of Directors does not know of any matters to be presented at the meeting other than the matters set forth herein. If any other business should come before the meeting, the persons named in the enclosed form of Proxy will vote such Proxy according to their judgment on such matters.

                                               PATRICK J. DUNCAN
                                               Corporate Secretary

Grand Junction, Colorado
April 30, 1997

                                                                PRELIMINARY COPY

                                  COMMON STOCK
                                      PROXY

                            PEASE OIL AND GAS COMPANY
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD May 31, 1997

The undersigned hereby constitute(s) and appoint(s) Willard H. Pease, Jr. and Patrick J. Duncan, and each of them the true and lawful attorneys and proxies ("Proxies") of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and to vote all of the undersigned's shares of Common Stock of Pease Oil and Gas Company (the "Company") at the Annual Meeting of Stockholders to be held at the Newport Beach Marriott Hotel & Tennis Club, 900 Newport Center Drive, Newport Beach, California 92660, on Saturday, May 31, 1997, at 9:00 a.m., Pacific Daylight Time, and at any and all adjournments thereof, for the following purposes:

(1)  Election of Directors

[ ] FOR all Class A director nominees listed below (except as marked to the contrary below)

[ ]  WITHHOLD AUTHORITY to vote for all nominees listed below

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

     ROBERT V. TIMLIN         JAMES N. BURKHALTER        PATRICK J. DUNCAN

(2) Amendment to Certificate of Incorporation to increase the number of authorized shares of Common Stock from 25 million to 50 million.

     [  ]   FOR               [  ] AGAINST               [  ] ABSTAIN

(3) In their discretion, the Proxies are authorized to vote upon such other business as may lawfully come before the meeting, hereby revoking any Proxies as to said shares heretofore given by the undersigned and ratifying and confirming all that said attorneys and proxies may lawfully do by virtue hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). UNLESS OTHERWISE INSTRUCTED ABOVE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING FOR ELECTION OF THE NOMINEES FOR DIRECTOR AS SELECTED BY THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSALS (2) AND (3).

It is understood that this Proxy confers discretionary authority in respect of matters not known or determined at the time of the mailing of the Notice of Annual Meeting of Stockholders to the undersigned.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith.

                                     Dated and Signed:
                                                                         , 1997
                                     ------------------------------------
                                     ------------------------------------------
                                     Signature(s) of Stockholder(s)

                                     Signature(s)  should agree with the name(s)
                                     stenciled        hereon.         Executors,
                                     administrators,   trustees,  guardians  and
                                     attorneys  should so indicate when signing.
                                     Attorneys should submit powers of attorney.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THIS PROXY TO AMERICAN SECURITIES TRANSFER & TRUST, INC., P.O. BOX 1596, DENVER, COLORADO 80201-9975. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                                                PRELIMINARY COPY

                 SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK
                                      PROXY

                            PEASE OIL AND GAS COMPANY

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD May 31, 1997

The undersigned hereby constitute(s) and appoint(s) Willard H. Pease, Jr. and Patrick J. Duncan, and each of them the true and lawful attorneys and proxies ("Proxies") of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and to vote all of the undersigned's shares of Series A Cumulative Convertible Preferred Stock of Pease Oil and Gas Company (the "Company") at the Annual Meeting of Stockholders to be held at the Newport Beach Marriott Hotel & Tennis Club, 900 Newport Center Drive, Newport Beach, California 92660, on Saturday, May 31, 1997, at 9:00 a.m., Pacific Daylight Time, and at any and all adjournments thereof, for the following purposes:

(1)  ELECTION OF DIRECTORS [VOTE FOR TWO]:

     FOR each Series A Preferred director nominee checked in the list below. (Vote by marking up to two (2) boxes only.)

                      [ ]  STEVE ANTRY
                      [ ]  LEROY W. SMITH

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

(2) In their discretion, the Proxies are authorized to vote upon such other business as may lawfully come before the meeting, hereby revoking any Proxies as to said shares heretofore given by the undersigned and ratifying and confirming all that said attorneys and proxies may lawfully do by virtue hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). UNLESS OTHERWISE INSTRUCTED ABOVE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN FAVOR OF PROPOSAL (2) AND TREATED AS AN ABSTENTION FOR PURPOSES OF VOTING ON THE SERIES A PREFERRED STOCK DIRECTORS.

It is understood that this Proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the Notice of Annual Meeting of Stockholders to the undersigned.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith.

                                     Dated and Signed:
                                                                         , 1997
                                     ------------------------------------
                                     ------------------------------------------
                                     Signature(s) of Stockholder(s)

                                     Signature(s)  should agree with the name(s)
                                     stenciled        hereon.         Executors,
                                     administrators,   trustees,  guardians  and
                                     attorneys  should so indicate when signing.
                                     Attorneys should submit powers of attorney.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THIS PROXY TO AMERICAN SECURITIES TRANSFER & TRUST, INC., P.O. BOX 1596, DENVER, COLORADO 80201-9975. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.